As of March 17, 2006

Global Technology Industries, Inc.
375 Park Avenue, Suite 1505
New York, NY 10152

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

Re:    Initial Public Offering

Ladies and Gentlemen:

The undersigned director of Global Technology Industries, Inc. (the “Company”), in consideration of Morgan Joseph & Co. Inc. (“Morgan Joseph”) entering into a letter of intent to act as lead underwriter in connection with the initial public offering of the securities of the Company (“IPO”), hereby agrees as follows:

1.    The undersigned agrees that in connection with the vote required to consummate a Business Combination (as defined in the Amended and Restated Certificate of Incorporation of the Company (the “Certificate”)), it shall (a) vote the shares of common stock owned by it immediately prior to the IPO (“Insider Shares”) in accordance with the majority of the shares of common stock voted by the holders of shares purchased in the IPO and (b) vote any shares of common stock acquired by it in the IPO or afterward in favor of a Business Combination.

2.    In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trustee (as defined in the Registration Statement) to liquidate the Trust Account to our public stockholders, (ii) take all reasonable actions within his power to cause the Company to dissolve as soon as reasonably practicable and (iii) vote his shares in favor of any plan of dissolution and distribution recommended by the Company’s board of directors. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Account (as defined in the Certificate) in respect of its Insider Shares as a result of the liquidation of the Trust Account or otherwise and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever; provided, however, that this paragraph shall not limit the undersigned’s right to receive distributions from the Trust Account in respect of any securities acquired by it in the IPO or afterward.

3.    Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive from the Company, and will not accept from the Company, any compensation for services rendered to the Company prior to the consummation of the Business Combination except as described in the registration statement filed with and declared effective by the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”).

4.    Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive or will accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

5.    The undersigned acknowledges and agrees that the Company has agreed not to consummate any Business Combination that involves a company that is affiliated with any director, officer or stockholder or the Company immediately prior to the consummation of the IPO unless the Company obtains an opinion from an independent investment banking firm to the effect that the Business Combination is fair to the Company's stockholders from a financial perspective.

6.    The undersigned’s biographical information set forth in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The undersigned’s Director’s and Officer’s Questionnaire furnished to the Company in connection with the Registration Statement is true and accurate in all respects. The undersigned represents and warrants that:

(a)  he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

(b)  he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and

(c)  he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

7.  The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

8.  This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum; and (iii) irrevocably agrees to appoint, at the expense of the Company, prior to the effectiveness of the Registration Statement, a person or entity acceptable to Morgan Joseph, as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding (and Morgan Joseph agrees that CT Corporation System is an acceptable agent). If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Morgan Joseph and appoint a substitute agent acceptable to Morgan Joseph within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

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Global Technology Industries, Inc.
Morgan Joseph & Co. Inc.
As of March 17, 2006

IN WITNESS WHEREOF, the undersigned officer and/or director has executed this agreement as of the date first written above.

Print Name: Robert J. Cresci
Signature: /s/ Robert J. Cresci